EQ ADVISORS TRUSTSM

Equitable Conservative Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

SUPPLEMENT DATED MAY 18, 2026 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2026

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2026. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus and Prospectus:

For Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, and Equitable Moderate Growth MF/ETF Portfolio, the section of the Summary Prospectus and Prospectus entitled “WHO MANAGES THE PORTFOLIO — Investment Adviser: EIM” is amended by including the following information in the table:

Name	Title	Since
Lee Soja, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026

The section of the Prospectus entitled “Management of the Trust — The Adviser” is amended by adding the following sentence to the seventh paragraph:

Lee Soja, CFA® is also responsible for the day-to-day management of each MF/ETF Portfolio.

The section of the Prospectus entitled “Management of the Trust — The Adviser” is amended by adding the following information under the seventh paragraph:

Lee Soja, CFA® began serving as an Assistant Portfolio Manager and Vice President of the Adviser in 2026. He has been an employee of Equitable Financial since 2019.

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